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                                                                    EXHIBIT 99.3




      PRINCIPAL EXECUTIVE OFFICER'S CERTIFICATION PURSUANT TO SECTION 1350




In connection with the Annual Report of ViaVid Broadcasting, Inc. (the Company) on Form 10-KSB/A for the period ending March 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Brian Kathler, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

         1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ Brian Kathler
-----------------




Brian Kathler
Chief Executive Officer
May 10, 2005